                                                                    EXHIBIT 10.5


                      AMENDMENT TO MANUFACTURING AGREEMENT


Turnstone Systems, Inc. ("Customer"), a Delaware corporation with its principal place of business at 980 Linda Vista Avenue, Mountain View, California 94043 and A-Plus Manufacturing Corporation ("A-Plus"), a California corporation with its principal place of business at 2381 Bering Drive, San Jose, CA 95131 hereby agree to clarify that certain Manufacturing Agreement they entered into as of October 16, 1998 (hereinafter the "Agreement") by amending that Agreement, pursuant to its Section 12.3, as follows:

     Section 5.3 is hereby amended by deleting the second sentence in its entirety and replacing it with the following: "Title to such Products shall pass to Customer upon shipment to such storage facility, and A-Plus shall properly insure such Products and shall bear the risk of loss for any Product located in such storage facility."

     THIS AMENDMENT AND THE AGREEMENT AS AMENDED BY THIS AMENDMENT SETS FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND SUPERSEDES ALL PRIOR DISCUSSIONS, AGREEMENTS AND WRITINGS IN RELATION THERETO.

     Except as stated in this Amendment, all other elements of the original Agreement and Exhibits remain unchanged. This Amendment may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.


"TURNSTONE SYSTEMS, INC.                "A-PLUS MFG. CORP."


/s/ Shames Panahi                       /s/ David R. Kichar
------------------------------------    ------------------------------------
Signature                               Signature


Shames Panahi                           David R. Kichar
------------------------------------    ------------------------------------
Print Name                              Print Name


VP Operations                           VP Materials
------------------------------------    ------------------------------------
Title                                   Title


11-9-99                                 11-9-99
------------------------------------    ------------------------------------
Date                                    Date

                             MANUFACTURING AGREEMENT

This Agreement is entered into on October 16, 1998 ("Effective Date") by and between Turnstone Systems, Inc. ("Customer"), a Delaware corporation with its principal place of business at 980 Linda Vista Avenue, Mountain View, California 94043 and A-Plus Manufacturing Corporation ("A-Plus"), a California corporation with its principal place of business at 2381 Bering Drive, San Jose, CA 95131 (together "the Parties").

The Customer and A-Plus hereby agree as follows:

1.   DEFINITIONS

     1.1 "Approved Vendor List" shall mean the list of vendors to be used to supply Inventory listed on the Bill of Materials included with the Specifications, a copy of which is to be attached as Exhibit A which may be revised in accordance with Section 2.1.

     1.2 "Bill of Materials" shall mean the document specifying those components and materials required to manufacture the Products and to be provided by Customer as part of the Specifications.

     1.3 "Confidential Information" shall mean any information disclosed by one Party to the other which is in written, graphic, machine readable or other tangible form and is marked "Confidential", "Proprietary" or in some other manner to indicate its confidential nature. Confidential information may also include oral information disclosed by one Party to the other pursuant to this Agreement, provided that such information is designated as confidential at the time of disclosure and is reduced to writing by the disclosing Party within a reasonable time (not to exceed thirty (30) days) after its oral disclosure, and such writing is marked in a manner to indicate its confidential nature and delivered to the receiving Party. Customer's Specifications, Customer Technology and Developments shall be deemed to be Confidential Information of Customer whether or not marked.

     1.4 "Engineering Change Order (ECO)" shall mean the document that details a change in the Specifications and/or design of a Product.

     1.5 "Excess Inventory" shall mean the quantity of components, that are in A-Plus' or its subcontractor's possession on the referenced date, that exceed Customer's order requirements. Excess Inventory shall not include components purchased due to A-Plus ordering errors, purchased to account for attrition in the manufacturing process or Products that fail to meet Customer's quality assurance guidelines.

     1.6 "Intellectual Property" shall mean all rights held by each Party in its Products and/or Confidential Information, including, but not limited to such Party's patents, copyrights, authors' rights, trademarks, trade names, mask works, "know-how" and trade secrets, irrespective of whether such rights arise under U.S. or international intellectual property, unfair competition or trade secret laws.

     1.7 "Inventory" shall mean raw materials, supplies, and components that comprise Products pursuant to this Agreement.

     1.8 "Long Lead Time Components and Materials" shall mean components or raw materials used in the manufacture of the Products that require a longer lead time to procure than the lead times provided for in
          Section 5.1 for the Products. The Long Lead Time Components are listed on Exhibit B and may be updated from time to time by mutual agreement

     1.9 "Minimum Order Components and Materials" shall mean the components and materials that are procurable only in minimum quantities that exceed the quantities required for Customer's Purchase Orders.

     1.10 "Non-Cancelable, Non-Returnable (NCNR) Components and Materials" shall mean (i) Inventory listed on the Bill of Materials that is to be procured from suppliers that will not accept returns or cancellations once such inventory is ordered or (ii) Inventory that may not be returned because the right of return has expired.

     1.11 "Premium Charge" shall mean an additional charge mutually agreed upon in advance in writing by the Parties for a special service requested by Customer, including, but not limited to time worked outside of normal business hours to fill expedited delivery dates or increases in orders, special material handling, storage, re-inventorying and/or restocking.

     1.12 "Product" or "Products" shall mean the PCB assemblies and/or system level assemblies of Customer to be manufactured by A-Plus under this Agreement as set forth in Exhibit C to this Agreement, as such Exhibit may be modified from time to time by mutual agreement.

     1.13 "Purchase Order" shall mean a Customer Purchase Order substantially in the form attached as Exhibit D.

     1.14 "Specifications" shall mean the written specifications provided by Customer to A-Plus for the manufacture and test of Products, including, but not limited to, the Approved Vendor List, Bill of Materials, current revision level number, drawings, documentation, manufacturing and test procedures, and schematics and performance criteria.

     1.15 "Work" shall mean to procure materials and to engage in the manufacture, assembly and/or test of Products according to Customer's Specifications and to deliver such Products in accordance with Customer's purchase orders.

     1.16 "Exhibits"    Exhibit A       Approved Vendor List
                        Exhibit B       Long Lead Time Components and Materials
                        Exhibit C       Products
                        Exhibit D       Form of Purchase Order
                        Exhibit E       Product Pricing
                        Exhibit F       Other Special Inventory
                        Exhibit G       NCNR Components and Materials
                        Exhibit H       Tooling and Equipment

2.   MANUFACTURE, PAYMENT, PRICE, TAXES, AND SUBCONTRACTORS

     2.1 Manufacture. A-Plus agrees to perform the Work pursuant to Purchase Orders or Engineering Change Orders issued by the Customer. A-Plus will accept all Customer Purchase Orders that are consistent with this Agreement. For each Product or revision thereof, Customer shall provide A-Plus with applicable Specifications. Each Product will be tested in accordance with the Specifications prior to shipment. Customer and A-Plus will discuss the approval of vendors not on the Approved Vendor List and any changes will be agreed upon in writing.

     2.2 Payment. Terms of payment shall be net thirty (30) days from the date of invoice, payable in U.S. dollars. Invoices more than ten (10) days past due shall incur late charges at the rate of one and one-half percent (1.5%) per month past due. A-Plus will invoice Customer for a Product when the Product has been completed and A-Plus has provided Customer with the serial number of such Product and such additional information regarding the Product as the parties mutually agree upon ("Product Information").

     2.3  Price.

          (a) Initial Pricing. Prices for the Products shall be based on (i) the approved cost of components from the Approved Bill of Materials for Products actually delivered plus (ii) a percentage charge for overhead not to exceed [***] and (iii) an additional charge for actual costs of labor and assembly/test and quantity breakdown (the "Pricing Formula"). Once Customer delivers the documentation necessary to determine the above costs, A-Plus will deliver a quotation consistent with the Pricing Formula proposing the percentage and charge referred to in (ii) and (iii) above and a proposed price including breakdown of costs as outlined in the pricing formula. When the parties have mutually agreed on the amounts included in the Pricing Formula it will be set forth in a Pricing Exhibit to be attached hereto as Exhibit E. The mutually agreed upon actual initial price ("Price") for the Products shall also be set forth in the Pricing Exhibit. The Price shall remain in effect until a change is mutually agreed upon in writing after quarterly reviews pursuant to Section 2.3(b) below.

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

          (b) Pricing Changes. The Price is to be formally reviewed by the parties at the start of each calendar quarter and, after a good faith negotiation, the Price will be adjusted by mutual agreement in writing including an effective date of the adjusted price and the Pricing Exhibit shall be updated to reflect the adjusted Price. Such adjustment shall take into account market fluctuations in component prices, Product purchase volume increases or decreases for forecasted volumes, costs saving measures taken by A-Plus and such other factors reasonably impacting the costs of performing the Work consistent with the Pricing Formula.

          (c) Cost Reductions. With respect to any engineering changes implemented by A-Plus that result in a reduction in cost, A-Plus will receive one hundred percent (100%) of the demonstrated price reduction for ninety (90) days after such implementation and then transfer the price reduction 100% to Customer minus the costs of implementation pre-approved by Customer. Upon implementation of Customer initiated engineering changes that result in changes to the cost of the Products, the Customer will receive one hundred percent (100%) of the demonstrated price reduction minus the costs of implementation pre-approved by Customer. All Products shipped after the agreed upon effective Price adjustment date will be invoiced at the Price in effect at the time of shipment. If the parties fail to concur on a Price adjustment within thirty
               (30) days of the commencement of said quarterly review, the Product Price will not change except that to the extent the costs of components has decreased, Customer shall receive a corresponding decrease in the Price.

     2.4 Taxes. Customer shall, in addition to prices specified herein, pay any sales, use, excise or similar tax attributable to the sale of the Products, or in lieu thereof, provide A-Plus with a tax exemption certificate acceptable to the taxing authorities.

     2.5 Testing Failures. With respect to Products manufactured according to the Specifications but which nevertheless experience testing failures despite the reasonable efforts of the parties to resolve such failures, Customer will pay for such Products subject to the prior written approval of Customer.

     2.6 Subcontractors. The Work may be performed, in whole or in part, by third parties selected by A-Plus subject to approval by Customer ("Subcontractors"), which shall not unreasonably be withheld. Such Subcontractors shall be subject to a written agreement containing the material provisions of this Agreement, including without limitation, the confidentiality provisions hereof and naming Customer as a third party beneficiary under such agreement. A-Plus guarantees the performance of Subcontractors under this Agreement.

3.   COMPONENTS, WARRANTY AND RETURNS

     3.1 Consigned Materials. Upon reasonable notice to A-Plus and upon the execution of an appropriate agreement, Customer may supply consigned materials to A-Plus ("Consigned Materials"). Customer shall take reasonable measures to ensure that all Consigned Materials shall be delivered to A-Plus in sufficient time and in sufficient quantities, taking into account customary attrition levels, to allow A-Plus to meet scheduled delivery dates for the applicable Products. Customer shall take reasonable measures to ensure that all Consigned Materials shall be in good condition, meet Product Specifications, be packaged in a readily usable format, and be free of any defects or deficiencies. Customer shall retain title to Consigned Materials and A-Plus shall not be obligated to purchase any Consigned Materials. Premium Charges may apply in the event of late delivery of Consigned Materials, or the delivery of defective Consigned Materials, subject to Customer's prior written approval. Except with respect to Consigned Materials, all components, other materials and equipment required in connection with the Work will be acquired or supplied by A-Plus pursuant to the Specifications. A-Plus shall bear the risk of loss for Consigned Materials that are in A-Plus' care or custody.

     3.2 A-Plus Warranty. A-Plus warrants to the Customer that the Products when delivered by A-Plus shall conform to the then current Specifications and be free from defects in workmanship for a period of one year from the date of shipment to Customer's designated location. Any Products that do not meet the foregoing warranty shall be repaired or replaced at A-Plus's sole option and expense, within ten (10) business days of receipt by A-Plus of the returned Product; provided that (i) Customer obtains a Return Material Authorization ("RMA") from A-Plus prior to returning the Products, (ii) the Products are returned within one (1) year of the date the Product was delivered to Customer's designated location, and (iii) a failure analysis shall accompany the Product. Such warranty shall not apply if Customer alters, misuses, neglects, or abnormally stresses the Products. With respect to any components acquired or supplied by A-Plus that are incorporated into the Products, A-Plus makes no representation or warranty, except that A-Plus agrees to pass through to Customer the warranty, if any, originally provided to A-Plus by the manufacturer of such components. A-Plus agrees to use reasonable commercial efforts to ensure that such warranties may be passed through to Customer.

     3.3  Representations and Warranties.

          (a) By Customer. Customer represents and warrants to A-Plus that (i) it has the right to provide A-Plus with Consigned Materials, (ii) to the best of Customer's current knowledge, the Customer's Intellectual Property provided to A-Plus hereunder, including without limitation, the Specifications, does not infringe the proprietary rights of any third party, and (iii) Customer has the right and power to enter into this Agreement. CUSTOMER MAKES NO OTHER REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THIS AGREEMENT AND DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE.

          (b) By A-Plus. A-Plus represents and that (i) the methods and processes employed by A-Plus in manufacturing the Products (other than those specifically required by the Specifications) shall not violate the trade secrets or other proprietary rights of any third party, (ii) the Product shall be delivered free of any liens or encumbrances, and (iii) it has the right and power to enter into this Agreement. EXCEPT FOR THE WARRANTIES IN SECTIONS
               3.2 AND THIS SECTION 3.3(b), A-PLUS MAKES NO OTHER WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO THE COMPONENTS, PRODUCTS OR ANY SERVICES PROVIDED UNDER THIS AGREEMENT, AND DISCLAIMS ALL OTHER WARRANTIES INCLUDING THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

          (c) Indemnity. Each party agrees to indemnify the other party and hold the other party harmless from and against any and all losses, liabilities, damages, expenses and costs (including attorneys' fees and court costs) arising from a third party claim directly resulting from breach or alleged breach of the indemnifying party's representations and warranties or incurred in the settlement or avoidance of any such claim. This indemnity shall not apply (i) if the indemnified party fails to give the indemnifying party prompt notice of any such claim or threatened claim and such failure materially prejudices the indemnifying party, and (ii) unless the indemnifying party is given the opportunity to assume full control of the defense or settlement and the indemnified party provides reasonable assistance. Furthermore, if the indemnified party assumes such control, it shall only be responsible for the legal fees and litigation expenses of the attorneys it designates to assume control of the litigation.

     3.4 Odd Units. The Parties acknowledge and agree that Customer may from time to time, request in writing the manufacture and testing of first articles, prototypes, pre-production units, test units or other similar products ("Odd Units"). A-Plus makes no representations or warranty as to Odd Units identified as such by Customer and assumes no liability for or obligation for such Odd Units related to yield, performance, accuracy, specifications, defects of or due to (i) fixtures, designs or instructions produced or supplied by Customer,
          (ii) Consigned Materials, (iii) components or other equipment from any vendor on the Approved Vendor List or (iv) printed circuit boards or any other Customer designated components that are manufactured pursuant to Customer's Specifications.

     3.5 Repair. At Customer's request, A-Plus will perform repair work on out-of-warranty Products pursuant to terms and conditions to be set forth in a separate written agreement.

     3.6  Source Inspection. Upon request from Customer, and with at least one
          (1) business day notice and during normal business hours, A-Plus will grant access to its manufacturing facilities to Customer's inspectors. Such inspection and any related testing may take place prior to the shipment of Customer's Products.

4.   PROPRIETARY MATERIALS

     4.1 Delivery of Technology. Customer shall provide to A-Plus Customer's proprietary information necessary for the assembly and testing of the Products ("Customer Technology") solely for the purpose of performing the Work pursuant to Purchase Orders issued by the Customer. All Customer Technology is and shall remain the property of the Customer and A-Plus is not granted any license under such Customer Technology. A-Plus shall not be provided with or have the right to use the source code form of any software provided to A-Plus by Customer.

     4.2 Rights in the Product. The Intellectual Property rights in and to the Products are owned by the Customer and are protected by United States and international copyright and patent laws and treaty provisions. This Agreement does not constitute a sale and does not transfer to A-Plus any title or ownership interest in or to the Products or any patent, copyright, trade secret, trade name, trademark, or other proprietary or Intellectual Property rights related to the Products. Except for the rights expressly granted herein, Customer retains all of its right, title and interest to and to the Products and to any modifications, improvements, reports, designs, inventions, specifications or other materials developed in connection with A-Plus' manufacture of the Products and all Intellectual Property rights therein (collectively, "Developments") prepared by Customer.

     4.3 Confidential Information. Each Party agrees that neither it nor any of its employees will use for their own account (except as expressly permitted under this Agreement) or for the account of any third party or disclose to any third party any Confidential Information of the other party. The parties understand, however, that Confidential Information shall not include any information which the other party can demonstrate was (a) generally known and available in the public domain at the time of disclosure, (b) known to the receiving party prior to disclosure, or (c) hereafter rightfully furnished to the receiving party by a third party without restrictions or disclosure and without breach of confidentially restriction. Each Party agrees that it will use all reasonable efforts to protect the secrecy of and avoid disclosure or unauthorized use of Confidential Information of the other Party, which measures shall include the highest degree of care that such party utilizes to protect its own confidential information of a similar nature.

5.   PURCHASE ORDER COMMITMENTS, SCHEDULE CHANGES, CANCELLATION, AND INVENTORY

     5.1 Purchase Order. Customer will place Purchase Orders by the 20th day of each month and at least [***] days in advance of its required delivery dates. Each Purchase Order shall reference the applicable written Specifications. Customer will also provide a non-binding forecast on a rolling monthly basis by the 20th day of each month of its requirements for the [***]-day period following the month for which it has issued the most recent Purchase Order ("Forecast").

     5.2  Purchase of Materials.

          (a) Long Lead Time Components. The parties will mutually agree upon a list of Long Lead Time Components and Materials to be attached as Exhibit B. Thereafter, A-Plus will provide Customer with any updates to the list of Long Lead Time Components and Materials. Customer shall review the such list on a quarterly basis and, following such review, the parties shall agree in writing on which Long Lead Time Components and Materials A-Plus may purchase on behalf of Customer in accordance with this Section 5.2. A-Plus may purchase Long Lead Time Components based on Customer's Forecast but in quantities no greater than necessary to fill orders projected in Customer's Forecast and not in advance of the lead time actually necessary to enable A-Plus to fill the projected orders identified in the Forecast.

          (b) Other Special Inventory. Upon written approval from Customer, A-Plus will be authorized to purchase inventory beyond the amount necessary to fill accepted Purchase Orders as follows: (i) inventory purchased in quantities above the required amount in order to achieve price targets ("Economic Order Inventory"); and
               (ii) Minimum Order Components and Materials which shall be mutually agreed upon and set forth on Exhibit F. Economic Order Inventory, Minimum Order Components and Materials and Long Lead Time Components together are called "Special Inventory." The parties shall review the mutually agreed upon Special Inventory on a quarterly basis and update the applicable Exhibits. A-Plus will utilize any excess Special Inventory prior to ordering additional Special Inventory. A-Plus will purchase material on behalf of Customer only upon receipt of a hardcopy Purchase Order, except for Special Inventory which A-Plus may purchase as discussed above.

          (c) NCNR Components and Materials. The parties will mutually agree upon a list of NCNR Components and Materials and set forth such list as Exhibit G. Thereafter A-Plus will provide


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

               Customer with quarterly updates to the list and after review, the parties shall mutually agree upon revisions to Exhibit G.

          (d) Engineering Changes. Customer will notify A-Plus in writing of material and engineering changes to be implemented indicating the proposed date of such changes, including appropriate specifications and updated drawing revisions and specifying the change as mandatory or production convenient. A-Plus will acknowledge receipt of such ECO in writing ("Engineering Change Notice").. A-Plus shall review the ECO, determine the cost, schedule effects, Inventory effects and related issues resulting from implementing the change within three (3) business days ("A-Plus Response"). Customer shall provide a written acceptance or rejection of the A-Plus Response within three (3) business days from receipt. A-Plus shall not implement the change until it receives from Customer a written authorization to implement the Engineering Change Notice indicating the date of implementation ("Authorization to Implement"). Upon receipt of an Authorization to Implement A-Plus shall take all action necessary to reduce any liability of the parties for NCNR Components and Materials. Customer shall pay A-Plus for its actual costs plus a mutually agreed upon mark-up not to exceed [***]% (the "Mark-up") of Inventory which would become obsolete as a result of such change existing as of the date of implementation specified in the Authorization to Implement, whereupon Customer shall take title to such obsolete Inventory and A-Plus shall deliver such obsolete Inventory to Customer or otherwise dispose of such obsolete Inventory in accordance with Customer's instructions. Upon receipt of the Authorization to Implement, A-Plus shall implement immediately or on the next unreleased order the change specified in the Authorization to Implement subject to material availability and to mutual agreement of any resulting cost increase.

     5.3 Inventory of Finished Products. Upon completion of manufacture of the Products, if Customer has not provided shipping instructions to A-Plus, at Customer's written request, A-Plus shall hold such finished Products ("Finished Product Inventory") in an appropriate storage facility. A-Plus shall properly insure such Products and shall bear the risk of loss for any Product located in such storage facility. Such storage may be subject to a Premium Charge to be determined on a case by case basis and subject to Customer's prior written approval.

     5.4 Schedule Change. Customer may change the quantity of Products or their delivery date as contained in any accepted Purchase Order only with A-Plus' prior written consent which shall not be unreasonably withheld, or as provided in the table below:

                         Maximum Allowable Variance From
                    Purchase Order Quantities/Shipment Dates

            # of days before Shipment     Allowable Quantity   Allowable Quantity    Allowable Shipment
             Date on Purchase Order           Increases             Decreases            Date Slip
            -------------------------     ------------------   ------------------    ------------------
                    [***]                        [***]%              [***]               [***]

                    [***]                        [***]%              [***]%              [***] days

                    [***]                        [***]%              [***]%              [***] days

          In the event of quantity decreases, A-Plus will use all reasonable efforts to mitigate Customer's material liability. Customer acknowledges that a Premium Charge may be incurred, subject to Customer's prior approval. In the event of quantity increases A-Plus will use best efforts and worldwide procurement resources to fill such orders. If meeting a schedule increase would result in costs in excess of the costs agreed upon pursuant to Section 2.3, A-Plus will provide the Premium Charge to the Customer in writing for approval in advance.

     5.5 Cancellation. In the event the Customer wishes to cancel any order, the cancellation shall be in writing.

          (a) Within [***] days from the scheduled delivery date orders shall be non-cancelable.

          (b) Beyond [***] days of the scheduled delivery date, Customer may cancel orders and A-Plus shall make reasonable commercial efforts to (i) return components which were to be used to fill cancelled orders to the supplier of the components or otherwise utilize any such components; or (ii) cancel A-Plus's order for such components; or (iii) at Customer's option, carry such

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

          components in Inventory for utilization in future orders subject to the charges described in Section 5.5(c).

          (c) Components carried in inventory pursuant to Section 5.5 (b) above along with any Special Inventory and NCNR Components and Materials which is reasonably allocable to Products that are the subject of canceled orders (based on previous allocations of Special Inventory and NCNR Components and Materials to Product orders) ("Cancellation Excess Inventory") will be reviewed on a monthly basis and identified by using A-Plus' MRP system INFIMACS II Excess Inventory Dollar Report. A-Plus may charge a fee of [***] percent ([***]%) per month for on-hand Cancellation Excess Inventory.

          (d) A-Plus shall provide Customer with a list of restocking charges, "bill-backs", cancellation charges or any other charges that would be incurred by A-Plus in returning components and materials to suppliers that had been purchased in support of Customer Purchase Orders of Products. Customer may elect to have A-Plus return the components and materials and shall pay all such charges plus the applicable Mark-up charge as set forth in Exhibit E, or to purchase the components and materials from A-Plus at cost plus the applicable Mark-up not to exceed [***] percent ([***]%).

          (e) A-Plus shall use its best efforts to minimize cancellation charges by returning inventory and material for credit, canceling material on order, applying material to other A-Plus business, and minimizing all work-in-process and finished goods to support the final production schedule. Upon payment of the charges described in Section 5.5(d) above relating thereto, all finished goods inventory of Products, work-in-process, and NCNR Components and Materials at A-Plus or on order shall be delivered to Customer if so requested.

     5.6 Tooling and Equipment. Customer will provide to A-Plus tooling and equipment as set forth by Customer in Exhibit H to be prepared by Customer and attached to this Agreement and which shall be updated from time to time ("Tooling"). Any such Tooling supplied by Customer shall remain the property of Customer and will be only used to supply Product to Customer.

6.   SHIPPING

     A-Plus shall ship Products FOB A-Plus, San Jose, California. A-Plus shall deliver Products in accordance with the requested delivery dates as specified on Customer's Purchase Orders. A-Plus shall deliver Products to Customer or drop ship Products to other locations identified by Customer in accordance with detailed shipping instructions to be provided by Customer. A-Plus shall ship Products within 24 hours from receipt of Customer's shipping instructions if finished Products are available in inventory or within 24 hours from completion of the manufacture of the Product if no finished Products are in inventory. Upon learning of any potential delays, A-Plus shall immediately notify the Customer in writing as to the cause and extent of any such delay and A-Plus' plan to remedy or reduce such delay. All Products delivered pursuant to the terms of this Agreement shall be suitably packed for shipment in the Customer's specified and approved shipping containers, marked for shipment to the destination specified in the applicable Purchase Order or shipping instructions and delivered to a carrier or forwarding agent. At Customer's request and expense, A-Plus will arrange for shipment of Products by preferred carrier(s) specified from time by time by Customer. Such shipment will be F.O.B. A-Plus' facility in San Jose, California, at which time risk of loss and title will then pass to Customer. The Customer will pay for all freight, insurance, and other shipping expenses, as well as any special packaging expenses not included in the Price for the Products. A-Plus will provide shipping confirmation to Customer within twenty-four (24) hours of shipment, listing all pertinent information to enable Customer to invoice Customer's own customers for such shipments, including without limitation, for each shipment quantity shipped, description and serial numbers of the Product, date of shipment and ship to destination.

7.   TERM AND TERMINATION

     7.1 Term. This Agreement shall begin upon the Effective Date and shall remain in full force until terminated as provided below.

     7.2  Termination.

          (a) For Convenience. This Agreement may be terminated by either party for any reason, with or without cause, upon one hundred twenty
               (120) days written notice to the other party.

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                                      -7-

          (b) For Cause. This Agreement may be terminated by a Party for cause immediately by written notice upon the occurrence of any of the following events:

               (i) If the other ceases to do business, or otherwise terminates its business operations; or

               (ii) If the other breaches any material provision of this Agreement and fails to cure such breach within sixty (60) days of written notice describing the breach; or

               (iii) If the other seeks liquidation under any bankruptcy or receivership proceedings, or if any such proceeding is instituted against such party and not dismissed within ninety (90) days.

     7.3 Effect of Termination and Survival. Sections 3.2, 3.3, 4.2, 4.3, 7, 8, 9, 10, 11, 12, and all payment obligations incurred prior to termination shall survive. Upon termination of the Agreement, Customer shall pay A-Plus' actual cost plus the applicable Mark-up not to exceed [***] percent ([***]%) and take title to all Excess Inventory. Upon termination A-Plus will return all Tooling to Customer and shall return or destroy, at Customer's option, all Customer Confidential Information in the possession of A-Plus or its subcontractors.

8.   LIABILITY LIMITATION

     A-Plus will indemnify and hold Customer harmless from any losses, costs, liabilities or expenses, including reasonable attorney fees ("Liabilities") incurred by Customer as a result of defects in the manufacture of the Products which are not directly attributable to the manufacturing Specifications provided by Customer to A-Plus. Except with respect to payment of third party claims for which one party is obligated to so indemnify the other, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY LOSS OF PROFITS OR FOR ANY CONSEQUENTIAL, INDIRECT OR SPECIAL DAMAGES ARISING OUT OF THIS AGREEMENT ON ANY THEORY OF LIABILITY INCLUDING UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY.

9.   RELATIONSHIP OF PARTIES

     The relationship between the parties to this Agreement is that of independent contractors and this Agreement does not create a general agency, joint venture, partnership, employment relationship, or franchise between A-Plus and Customer. Each Party assumes full responsibility for its employees, agents or other personnel assigned by it to perform work pursuant to this Agreement, regardless of their place of work, and shall be solely responsible for payment of salary, including withholding of federal and state income taxes, social security, worker's compensation and the like.

10.  DISPUTE RESOLUTION

     10.1 Binding Arbitration. Any controversy or claim between the parties hereto arising out of this Agreement shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The arbitration shall be conducted in Santa Clara County, California, before the American Arbitration Association or such other arbitration service as the parties may, by mutual agreement, select. In the event of a disagreement as to the selection of an arbitrator, the presiding Judge of the Superior Court having jurisdiction to enforce the arbitration award shall select the arbitrator. Judgment on the award the arbitrator renders may be entered in any court having jurisdiction over the parties. Each party shall pay one half of the cost of arbitration.

     10.2 Attorney's Fees. The prevailing party in any legal action or proceeding to enforce this Agreement shall be entitled to recover from the unsuccessful party its reasonable attorney's fees and all other costs incurred in connection with such proceeding or the enforcement of the Agreement.

11.  FORCE MAJEURE

     Neither party to this Agreement shall be liable for its failure to perform any obligations under this Agreement if such performance is prevented or delayed or due to causes beyond its reasonable control, including without limitation, fires, floods, earthquakes, accidents, Acts of God, governmental laws or regulations.

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                                      -8-

12.  MISCELLANEOUS

     12.1 Governing Law. This Agreement shall in all respects be governed by and constructed in accordance with the laws of the State of California, excluding that body of laws known as conflict of laws.

     12.2 Assignability. Neither party may assign this Agreement without prior written consent of the other party, which consent shall not be unreasonably withheld, provided that either party may assign this Agreement to a party that succeeds to all or substantially all such party's business or assets relating to this Agreement, whether by sale, merger, operation of law or otherwise.

     12.3 Amendment and Waiver. Except as otherwise expressly provided herein, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in any particular instance and either retroactively) only with the written consent of the parties. This Agreement shall be controlling over additional or different terms of any purchase order, confirmation, invoice or similar document. A waiver by any party of any term or condition of this Agreement in any one instance shall not be deemed or construed to be a waiver of such term or condition for any similar instance in the future or of any subsequent breach hereof.

     12.4 Notice. Notices under this Agreement shall be sufficient only if personally delivered or delivered by a major rapid delivery courier service or mailed by certified or registered mail, return receipt requested to a party at its addresses first set forth herein or as amended by notice pursuant to this subsection. If not received sooner, notice by mail shall be deemed received five (5) days after deposit in the U.S. mail.

     12.5 Entire Agreement. This Agreement supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among parties relating to the subject matter of this Agreement and all past dealing or industry custom.

     12.6 Severability. If any provision of this Agreement is held to be illegal or unenforceable, that provision shall be limited or eliminated to the minimum necessary so that this Agreement shall otherwise remain in full force and effect and enforceable

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year, first above written.

"CUSTOMER"                              "A-PLUS MFG. CORP."


/s/ Shames Panahi                       /s/ David R. Kichar
------------------------------------    ----------------------------------------
Signature                               Signature


Shames Panahi                           David R. Kichar
------------------------------------    ----------------------------------------
Print Name                              Print Name


VP Operations                           Materials Director
------------------------------------    ----------------------------------------
Title                                   Title


10-16-98                                10-16-98
------------------------------------    ----------------------------------------
Date                                    Date

                                    EXHIBIT A

                              APPROVED VENDOR LIST

                    TURNSTONE SYSTEMS APPROVED SUPPLIER LIST


                             SHEET METAL FABRICATION

Shulze Manufacturing                    Vanderbend
50 Ingold Road -- Bldg 1                123 Uranium Rd
Burlingame, CA 94010                    Sunnyvale, CA 94086
650-259-1944                            Tel: 408-245-5150


                             PRINTED CIRCUIT BOARDS

TYCO LA Division
Printed Circuit Group                   Dynamic Details, Inc.
8636 S. Aviation Blvd.                  1831 Tarob Court
Inglewood, CA 90301                     Milpitas, CA 95035
310-649-2411                            Tel: 408-263-0940


                               BACKPLANE ASSEMBLY

TYCO Hayward Division
30962 Santana Street
Hayward, CA 94544
Tel: 510-476-5600


                                     LABELS

Cello Tape                              Valmark Industries
47623 Fremont Blvd.                     3393 W. Warren Avenue
P.O. Box 4904                           Fremont, CA 94538
Fremont, CA  94538                      Tel: 510-770-0330
Tel: 510-651-5551


                                    PACKAGING

Kent Landsberg
31067 San Clemente
Hayward, CA 94544
Tel: 510-489-8200

                                    EXHIBIT B

                     LONG LEAD TIME COMPONENTS AND MATERIALS

Turnstone Systems                                        Long Lead material List

ASSEMBLY     P/N      PART DESCRIPTION             QTY   MFG                    MFG MODEL 1          COST     L/T   COMMENT
--------     ---      ----------------            ----  -----                   -----------          -----    ----  -------
[***]

A-Plus Confidential


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
Turnstone Systems                                     Long Lead material List

ASSEMBLY     P/N      PART DESCRIPTION             QTY   MFG                    MFG MODEL 1          COST     L/T   COMMENT
--------     ---      ----------------            ----  -----                   -----------          -----    ----  -------
[***]






                                                                        Page 2/5
A-Plus Confidential


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
Turnstone Systems                                     Long Lead material List

ASSEMBLY     P/N      PART DESCRIPTION             QTY   MFG                    MFG MODEL 1          COST     L/T   COMMENT
--------     ---      ----------------            ----  -----                   -----------          -----    ----  -------
[***]


                                                                        Page 3/5
A-Plus Confidential

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
Turnstone Systems                                     Long Lead material List

ASSEMBLY     P/N      PART DESCRIPTION             QTY   MFG                    MFG MODEL 1          COST     L/T   COMMENT
--------     ---      ----------------            ----  -----                   -----------          -----    ----  -------
[***]

                                                                        Page 4/5

A-Plus Confidential

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
Turnstone Systems                                     Long Lead material List

ASSEMBLY     P/N      PART DESCRIPTION             QTY   MFG                    MFG MODEL 1          COST     L/T   COMMENT
--------     ---      ----------------            ----  -----                   -----------          -----    ----  -------
[***]

Approved by:                                        Accepted by:
                 ----------------------------------                   -----------------------------------------------------
                 A-Plus Mftg., Corp.       Date                       Turnstone Systems                        Date

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A-Plus Confidential

***Certain information on this page has been omitted and filed
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

                                    EXHIBIT C

                                    PRODUCTS

                                    EXHIBIT C

                               Turnstone Products


Assembly, Chassis, Copper Cross Connect, 23", CX100-23
Assembly, Chassis, Copper Cross Connect, 19", CX100-19
PCA, Base Line Card, L140
PCA, Processor Card, P100
PCA, Base Line Card, M101




Approved By:



/s/ [illegible]  10/12/99               /s/ Shames Panahi 10/12/99
------------------------------------    ------------------------------------
A-Plus Manufacturing                    Turnstone Systems

                                    EXHIBIT D

                             FORM OF PURCHASE ORDER

                                     EXAMPLE

[TURNSTONE LOGO]                     Purchase Order                     10/8/99

                                     Turnstone, Inc.                   Page -  1
TURNSTONE



                                                PO Number        1008 - 000 -OP

                                                Branch/Plant             APLS

Shipped From   A-PLUS MFG CORPORATION        Ship To  Turnstone Systems, Inc.
               569 Charcot Avenue                     980 Linda Vista Avenue
               San Jose CA  95131                     Mountain View CA  94043
--------------------------------------------------------------------------------
Ordered        8/6/99    FOB Freight Pre-pay and Add     Ship Via  Vendor Truck

Requested      11/1/99   Order Taken by KATHY HAN

Delivery



                                                                               PR                     Promised
Line      Rev   Description / Supplier Item   Ordered   UOM   Unit Price       UM    Extended Price   Delivery   Order No
----      ---   ---------------------------   -------   ---   ----------       --    --------------   --------   --------
1.000     F     ASSY, CHASSIS, CX100,23"        100      EA   [***]            EA    [***]            11/1/99

                200000

This Change Order #1 is being issued to add the cost of ICT for W100 card only. Pricing on this order is subject to review prior to shipment.
Actual delivery schedule will be driven by build plan not by PO date.
All other terms and conditions remain the same. 8/30/99 SR

                                                                   ----------
                                                     Total Order    [***]

                                                                 Sales Tax         Total Order
----------------------------------------------------------------------------------------------
Term Net 30 Days             Tax Rate               8.250           .00              [***]

                                                                For Resale:

                                                              Yes [ ]  No [ ]

--------------------------------     ------------
     AUTHORIZED SIGNATURE                DATE         RESALE # : SRGH 97304004


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

                                    EXHIBIT E

                                 PRODUCT PRICING

Turnstone Systems

                                [***] P100 [***]

ASSEMBLY       P/N                         PART DESCRIPTION                     QTY    QTY/QTR MFG
--------       ---                         ----------------                     ---    ------- -----
[***]

ASSEMBLY       P/N       MFG MODEL 1                         COST     EXT COST    MIM      L/T     COMMENT
--------       ---       -----------                       --------   -------- --------    ----    -------
------
[***]

A-Plus Confidential                                                     Page 1/3


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

Turnstone Systems

                                [***] P100 [***]

ASSEMBLY       P/N                         PART DESCRIPTION                     QTY    QTY/QTR MFG
--------       ---                         ----------------                     ---    ------- -----
[***]


ASSEMBLY       P/N       MFG. MODEL 1                        COST     EXT COST   MIM        L/T    COMMENT
--------       ---       ------------                      --------   --------   ---        ---    -------
[***]


A-Plus Confidential                                                     Page 2/3


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

ASSEMBLY       P/N                         PART DESCRIPTION                     QTY    QTY/QTR MFG
--------       ---                         ----------------                     ---    ------- -----

                                               [***]


ASSEMBLY       P/N       MFG MODEL 1                         COST     EXT COST    MIM      L/T    COMMENT
--------       ---       -----------                       --------   --------   ----      ---    -------

                                               [***]



A-Plus Confidential                                                     Page 3/3


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

Turnstone Systems           [***]  P100   [***]


ASSEMBLY      P/N                 PART DESCRIPTION                    QTY MFG
--------      ---                 ----------------                    --- -----
[***]


ASSEMBLY      P/N       MFG MODEL 1       COST       EXT COST       MIM        L/T   COMMENT
--------      ---       -----------       -----      --------       ---        ----  -------
[***]

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A-Plus Confidential                                                     Page 1/1

Turnstone Systems

                                [***] W100 [***]

ASSEMBLY      P/N       PART DESCRIPTION                                                  QTY   MFG
--------     ------     ----------------                                                  ---   ---
[***]


ASSEMBLY      P/N       MFG MODEL 1                        COST         EXT COST     MIM        L/T     COMMENT
--------      ---       -----------                       --------      --------     ---        ---     -------
[***]

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A-PLUS CONFIDENTIAL                                                     Page 1/1

Turnstone Systems

                           [***] Chassis [***]

ASSEMBLY      P/N                           PART DESCRIPTION                        QTY   MFG
--------      ---                           ----------------                        ---   -----
[***]



ASSEMBLY      P/N       MFG MODEL 1           COST       EXT COST     MIM         L/T         COMMENT
--------      ---       -----------         --------     --------     ---         ----        -------
[***]

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A-PLUS CONFIDENTIAL                                                     Page 1/1

Turnstone Systems

                                  [***]

ASSEMBLY        P/N  PART DESCRIPTION      QTY       MFG
--------      ------ ----------------      ---       -----
[***]



ASSEMBLY        P/N  MFG MODEL 1                   COST        EXT COST    MIM      L/T   COMMENT
--------      ------ -----------                 --------      --------    ---      ----  -------
[***]


A-PLUS CONFIDENTIAL                                                     Page 1/2


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

Turnstone Systems

                                     [***]

ASSEMBLY        P/N  PART DESCRIPTION      QTY       MFG
--------      ------ ----------------      ---       -----
[***]


ASSEMBLY        P/N  MFG MODEL 1                   COST        EXT COST    MIM      L/T   COMMENT
--------      ------ -----------                 --------      --------    ---      ----  -------
[***]

A-PLUS CONFIDENTIAL

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                                                                        Page 2/2

ASSEMBLY     P/N     PART DESCRIPTION                   QTY   MFG             MFG MODEL 1       COST     EXT COST  MIM  L/T  COMMENT
--------     ---     ----------------                   ---   -----           -----------      -------   --------  ---  ---  -------
[***]

A-PLUS CONFIDENTIAL                                                     Page 1/1

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

                                    EXHIBIT F

                             OTHER SPECIAL INVENTORY

                          Min Purchase Qty Information

ASSEMBLY      P/N       PART DESCRIPTION                                                      QTY MFG
--------      ---       ----------------                                                      --- -----
[***]

ASSEMBLY      P/N       MFG MODEL 1                   COST      MIM
--------      ---       -----------                   ----      ---
[***]

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                                                                        Page 1/4

          Min Purchase Qty Information          10/7/99

ASSEMBLY      P/N       PART DESCRIPTION                                                      QTY MFG
--------      ---       ----------------                                                      --- -----
[***]

ASSEMBLY      P/N       MFG MODEL 1                        COST      MIM
--------      ---       -----------                      --------    ---
[***]

             A-Plus Confidential                                    Page 2/4


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
          Min Purchase Qty Information          10/7/99

ASSEMBLY      P/N       PART DESCRIPTION                                                      QTY MFG
--------      ---       ----------------                                                      --- -----
[***]



ASSEMBLY      P/N       MFG MODEL 1                        COST      MIM
--------      ---       -----------                      --------    ---
[***]



A-Plus Confidential                                                     Page 3/4

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
                          Min Purchase Qty Information                   10/7/99

ASSEMBLY      P/N       PART DESCRIPTION
--------     ------     ----------------

                                               [***]


Approved by:                                  Accepted by :
             -------------------------------     ---------------------------------------------
             A-Plus Mftg., Corp.  Date           Turnstone Systems                Date


ASSEMBLY      P/N       QTY MFG     MFG MODEL 1          COST       MIM
--------     ------     --- ---    -----------         ---------    ---

                                               [***]



A-Plus Confidential


***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has
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                                                                        Page 4/4

                                    EXHIBIT G

                          NCNR COMPONENTS AND MATERIALS

Turnstone Systems                NCNR part list                          10/1/99




ASSEMBLY       P/N                                PART DESCRIPTION                             QTY    MFG
--------       ---                                ----------------                             ---   -----
[***]

Approved by:                                   Accepted by :
              ------------------------------                -----------------------------------------------------------------------
              A-Plus Mftg., Corp.       Date                Turnstone Systems   Turnstone Systems Date

ASSEMBLY       P/N        MFG MODEL 1             COST      MIM       L/T  COMMENT
--------       ---       -----------            ---------    ---      ---- -------
[***]

A-Plus Confidential                                                    Page 1/1

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

                                    EXHIBIT H

                              TOOLING AND EQUIPMENT

                            TEST EQUIPMENT AT A PLUS

DESCRIPTION                                SERIAL NUMBER                                    TURNSTONE ASSET NUMBER
Monitor Optiquest                          2J82700938                                               00252
Monitor Optiquest                          2J82700942                                               00119
Monitor Optiquest                          2J85101628                                               00201
Monitor Optiquest                          2J85101624                                               00200
Monitor Optiquest                          2J83900540                                               00155
Monitor Optiquest                          2J82700945                                               00117
Monitor Optiquest                          2J83800508                                               00147
Monitor Optiquest                          8G83904233                                               00137
Monitor M110                               6981EAORKGC8                                             00258
Monitor M110                               6981EAON3GB8                                             00256
Monitor M110                               6981EAORTYC8                                             00255

Computer Dell Dimension                    EQVK0                                               ComDisco 140723
Computer Dell Dimension                    FZDD6                                               ComDisco 140702
Computer Dell Dimension                    UWK2K                                               ComDisco 140797
Computer Dell Dimension                    UWK2L                                               ComDisco 140799
Computer Dell Dimension                    HSL7X                                               ComDisco 140779
Computer Dell Dimension                    OPY9G                                                    00260
Computer Dell Dimension                    FZDCY                                               ComDisco 140713
Computer Dell Dimension                    GR0B2                                               ComDisco 140714
Computer Dell Dimension                    OTQ9N                                                    00257
Computer Dell Dimension                    F2DD5                                               ComDisco 140702
Computer Dell Dimension                    OPY9L                                                    00254

Power Supply HSM 48-21                     H189082                                                  00251
Power Supply HSM 48-21                     H189067                                                  00259
Power Supply LL59060 (LAMBA)               N/A                                                      00261
PS Sorensen LM 60-3                        N/A
PS Sorensen LM 60-3                        N/A                                                      00122
2 Power Supplies HSM 48-21                 in Burn in                                                N/A

Phone Line simulator PL6-001               D9812216                                                 00263

                                                                          1 of 4

DESCRIPTION                                SERIAL NUMBER                                    TURNSTONE ASSET NUMBER
Phone Line simulator PL6-001               D9812192                                                 00264
Phone Line simulator PL6-001               D9812189                                                 00185
Phone Line simulator PL6-001               D9812191                                                 00262

Modem 33.6                                 21NJ21F885NO                                              N/A
Modem 33.6                                 22TSB1D96563                                              N/A
Modem 33.6                                 22TSB3I9CA96                                              N/A
Modem 33.6                                 22TSB1D965Q7                                              N/A

CAMI                                       N/A                                                      00127
CAMI                                       N/A                                                      00128
CAMI                                       N/A                                                      00123
CAMI                                       N/A                                                      00124

Printer HP Laser Jet 6P                    N/A                                                      00165
Label Printer 2edar 105 Se                 N/A                                                 COMDISCO 140769
Label Printer Zebra 105Se                  N/A                                                 COMDISCO 140770
1SNAPSHOT Decoded P/N # 00-000-96          SL079839                                                  N/A
1 Easy-Scanner RF Link P/N # CCL901        DP 12148                                                  N/A

3Com Hub Super Stack                       7xxV02F5D8                                                N/A
1 3Com Hubs Super Stack                    in burn in                                                N/A
2 Circuits breakers                        in burn in                                                N/A
24 CX-100-23 P/N # 200000                  00-98410022-4;                                            N/A

198 boards L140                            01-98460002, 01-98460004, 01-98460071,                    N/A
                                           01-99220222, 01-99200344, 01-99220369
                                           01-98460088, 01-98390030-8, 01-98430002-4
                                           01-98460025, 0098430001-5, 01-98460021,
                                           01-98460097, 00-98390031-7, 00-98390035-5
                                           01-98460039, 01-98460028, 01-98460061,
                                           01-98460053, 01-98460105, 01-98460089,
                                           01-98460093, 01-98460041, 01-98460094,

                                                                          2 of 4

DESCRIPTION                                SERIAL NUMBER                                    TURNSTONE ASSET NUMBER
                                           01-98460044, 01-98460087, 01-98460000,
                                           01-98460055, 01-98460102, 01-98460052,
                                           01-98460063, 01-98460030, 01-98460040,
                                           01-98460103, 01-98460110, 01-98460104,
                                           01-98460050, 01-98460058, 01-98460014,
                                           01-98460048, 01-98460015, 01-98460101,
                                           01-98460029, 01-98460001, 01-98460035,
                                           01-98460111, 01-98460019, 01-98460068,
                                           01-98460085, 01-98460092, 01-9846460083,
                                           01-98460112, 01-98460059, 01-98460023,
                                           01-98460070, 01-98460099, 01-98460012,
                                           01-98460065, 01-98460072, 01-98460034,
                                           01-99200233, 01-99220390, 01-99200310,
                                           01-99200162, 01-99220434, 01-99220446,
                                           01-98460027, 01-9846008,  01-99200316,
                                           01-99200319, 01-99220545, 01-99200161,
                                           01-99200304, 01-99220509, 01-98460011,
                                           01-98460003, 01-98460038, 01-98460031,
                                           01-99200240, 01-99200255, 01-99200327,
                                           01-98460043, 01-99330023, 01-99200302,
                                           01-98460060, 01-98460032, 01-99200339,
                                           01-99013247, 01-99200313, 01-99200245,
                                           01-99200349, 01-99200340, 01-99200127,
                                           01-98460042, 01-99200097, 01-99200270,
                                           01-99220445, 01-99220512, 01-99220443,
                                           01-99200249, 01-99220511, 01-99200342,
                                           01-99200309, 01-99200325, 01-99200053,
                                           01-99200311, 01-99200346, 01-98460009,
                                           01-99220326, 01-99200135, 01-99200320,
                                           01-99200306, 01-99200328, 01-99200252,
                                           01-99200155, 01-99220104, 01-99200343,
                                           01-99271591, 01-99271585, 01-99271759,
                                           01-99271581, 01-99271632, 01-99271587,

                                                                          3 of 4

DESCRIPTION                                SERIAL NUMBER                                    TURNSTONE ASSET NUMBER
                                           01-99200307, 01-99271477, 01-99271765,
                                           01-99271595, 01-99271637, 01-99271948,
                                           01-99310303, 01-99271772, 01-99310574,
                                           01-99271890, 01-99310575, 01-99310421,
                                           01-99310504, 01-99310285, 01-99310473,
                                           01-99310424, 01-99310418, 01-99310385,
                                           01-99310511, 01-99310566, 01-99310318,
                                           01-99310324, 01-99310401, 01-99310559,
                                           01-99310487, 01-99270716, 01-99310556,
                                           01-99310423, 01-99200287, 01-99200073,
                                           01-99200326, 01-99180446, 01-99310304,
                                           01-99310475, 01-99271601, 01-99271769,
                                           01-99220547, 01-99220301, 01-99200337,
                                           01-99200322, 01-99200266, 01-99220224,
                                           01-99220444, 01-99200129, 01-99200206,
                                           01-99200315, 01-99200324, 01-99200321,
                                           01-99200314, 01-99200318, 01-99200303,
                                           01-99200133, 01-99200317, 01-99200018,
                                           01-99200312, 01-99220525, 01-99200283,
                                           01-99200276, 01-99271624, 01-99200265,
                                           01-99200267, 01-99200336, 01-99200150,
                                           01-99220340, 01-99220513, 01-99200300,
                                           01-99200347, 01-99220253, 01-99200345,
                                           01-99200277, 01-98460006, 01-99220317,
                                           01-98460007, 01-99200125, 01-99220549.

7 P100                                     00-98460009-4, 00-98460007-6, 01-99180528,
                                           01-99070008, 01-99070084, 01-991820550,
                                           01-99070024.

5 W100                                     01-98450033, 01-99180772, 01-99070167,
                                           01-99070157, 01-99070157

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